MH ELITE PORTFOLIO OF FUNDS, INC.
                      MH ELITE FUND OF FUNDS MH ELITE SMALL
                   CAP FUND OF FUNDS MH ELITE SELECT PORTFOLIO
 LOGO OMITTED                      OF FUNDS

                           220 RUSSELL AVENUE RAHWAY,
                             NJ 07065 1-800-318-7969
                                 www.mhelite.com

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 31, 2008

To the investors (each, a "Shareholder"; together, the "Shareholders") in MH Elite Fund of Funds (the "ELITE FUND") and the investors in MH Elite Small Cap Fund of Funds (the "ELITE SMALL CAP FUND") and the investors in MH Elite Select Portfolio of Funds (the "ELITE SELECT PORTFOLIO") and collectively, the "FUNDS"):

Notice is hereby given that an annual meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the "CORPORATION"), which is the New Jersey corporation that is comprised of the Funds, will be held at 220 Russell Avenue, Rahway, NJ 07065 on October 31, 2008, at 9:00 AM Eastern Time, for the following purposes:

     1)   To elect six (6) directors to the Corporation's Board of Directors;

     2) To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2008; and

     3) To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

This is a combined NOTICE AND PROXY STATEMENT(S) for MH Elite Portfolio of Funds, Inc. There is enclosed a proxy form solicited by the Board of Directors. Each investor of each Fund will be asked to vote by using a proxy (or proxies) that correspond(s) to the Fund(s) in which such investor is invested. FOR EACH FUND YOU ARE INVESTED IN, PLEASE COMPLETE A PROXY CARD FOR EACH FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. All such proxies properly executed and received in time will be voted at the Meeting.

The Board of Directors has established the close of business on August 31, 2008, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

              IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
          PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH
             FUND. PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

By order of the Board of Directors:


Harvey Merson                                                 Rahway, New Jersey
Secretary                                                     September 5, 2008

                                 PROXY STATEMENT

           THE BOARD OF DIRECTORS OF MH ELITE PORTFOLIO OF FUNDS, INC.
                           HEREBY SOLICITS YOUR PROXY

                MH ELITE FUND OF FUNDS MH ELITE SMALL CAP FUND OF
                    FUNDS MH ELITE SELECT PORTFOLIO OF FUNDS

                         220 RUSSELL AVENUE RAHWAY, NEW
                           JERSEY 07065 1-800-318-7969
                                 www.mhelite.com

Enclosed herewith is a notice and form of proxy for an Annual Meeting of holders (each, a "Shareholder"; together, the "Shareholders") of MH Elite Fund of Funds ("ELITE FUND"), the MH Elite Small Cap Fund of Funds ("ELITE SMALL CAP FUND" and the MH Elite Select Portfolio of Funds ("ELITE SELECT PORTFOLIO") and collectively, the "FUNDS") to be held on October 31, 2008, and if the Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (attached). Each of the Funds is a portfolio of MH Elite Portfolio of Funds, Inc. (the "CORPORATION"), a New Jersey corporation. This proxy material was first mailed to shareholders on or about September 15, 2008.

The Board of Directors recommends that you vote as follows:

     1.   For electing the Board's nominees to serve as Directors;

     2. For ratifying the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2008; and

You may revoke your proxy(ies) at any time before it is exercised either by mail notice to the Fund(s) or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting if such shareholder chooses, in which case votes cast at the meeting would supersede previously filed proxies.

YOU ARE REQUESTED TO PLACE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY AND THEN SIGN, DATE AND RETURN THE SIGNED PROXY TO THE FUND. FOR EACH FUND YOU ARE INVESTED IN, PLEASE COMPLETE THE APPROPRIATE PROXY, THEN SIGN, DATE AND RETURN THEM TO THE FUNDS' OFFICES.

The cost of soliciting proxies will be borne by the investment advisor, MH Investment Management, Incorporated.

There is one class of capital stock in the Corporation ("COMMON STOCK"). The Common Stock covers all of the Funds. Each share of Common Stock has one vote. On August 31, 2008, the date of record (the "RECORD DATE"), the total number of outstanding shares of Common Stock was 2,657,451, of which 1,179,872 represented shares invested in the Elite Fund , 674,457 represented shares invested in the Elite Small Cap Fund, and 803,122 represented shares in the Elite Select Portfolio Fund. Only holders of shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. In all matters, each share has one vote.

--------------------------------------------------------------------------------
                                              NUMBER OF SHARES OUTSTANDING
FUND                                                ON RECORD DATE
--------------------------------------------------------------------------------
Total shares outstanding                              2,657,451
--------------------------------------------------------------------------------
Shares representing interest in
MH Elite Fund of Funds                                1,179,872
--------------------------------------------------------------------------------
Shares representing interest in
MH Elite Small Cap Fund of Funds                        674,457
--------------------------------------------------------------------------------
Shares representing interest in
MH Elite Select Portfolio of Funds                      803,122
--------------------------------------------------------------------------------

Shareholders of each Fund vote together with respect to the proposals. The outcome of a vote affecting one Fund could affect another Fund.

PROPOSAL NO. 1

APPROVAL OF ELECTION OF DIRECTORS

There are six (6) nominees listed below who have consented to serve as directors of the Corporation, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each nominee elected as director will be responsible for overseeing all of the Funds of the Corporation. None of these nominees is a director of (i) any other investment management company or (ii) any other company the capital stock of which is listed on any securities exchange or actively trades in a public marketplace. FIVE NOMINEES CONSTITUTE THE EXISTING MEMBERS OF THE BOARD OF DIRECTORS. THE PROPOSED SIXTH DIRECTOR, VINCENT RETTINO, WOULD BE AN ADDITION TO THE EXISTING BOARD OF DIRECTORS.

                                                             NUMBER OF
                          POSITION(S)                       PORTFOLIOS    OTHER
                           WITH FUND        PRINCIPAL        IN FUND   DIRECTOR-
                          AND LENGTH       OCCUPATION        COMPLEX     SHIPS
  NAME, ADDRESS,           OF TIME          PAST FIVE      OVERSEEN BY   HELD BY
    AND AGE                 SERVED           YEARS           DIRECTOR   DIRECTOR
--------------------------------------------------------------------------------
Jeff Holcombe (*),        Interested       Telcordia Tech        3        None
8 Guildford Court         Director*        Director of
Annandale, NJ 08801       One year, Since  Software
52                        July 31, 1998    Development
--------------------------------------------------------------------------------
Vincent Farinaro,         Independent      Retired               3        None
565 Fallbrook Drive       Director
Venice, FL 34292          One Year, Since
79                        July 31, 1998
--------------------------------------------------------------------------------
Vincent Rettino (**),     Interested       Teacher Union, NJ     3        None
235 Russell Avenue        Director         School District,
Rahway, NJ 07065          One Year,        MH Investment
33                        Proposed New     Management
                          Director         Research Assistant
--------------------------------------------------------------------------------
Howard Samms,             Independent      Retired from          3        None
4 Surrey Lane             Director,        Johnson and
Lambertville, NJ 08530    of the Board     Chairman
62                        Since Jan. 1,    Johnson and
                          2005             Healthcare
                          One Year, Since  Systems Director
                          July 31, 1998
--------------------------------------------------------------------------------
Jerome Stern,             Independent      Retired               3        None
44 Dexter Drive North     Director
Basking Ridge, NJ         One Year Since
08840                     August 6, 1999
81
--------------------------------------------------------------------------------
Tice Walker,              Independent      American              3        None
52 Oak Avenue             Director         Re-Insurance
Metuchen, NJ 08840        One Year Since   Actuary
39                        Sept. 1, 2003
--------------------------------------------------------------------------------

* Mr. Holcombe is an "interested person" (as defined in the Investment Company Act of 1940) by virtue of his position as co-owner of the Fund's Investment Adviser.

** Mr. Rettino is an "interested person" (as defined in the Investment Company Act of 1940) by performing research and analysis for the Fund's Investment Advisor.

Shareholders have one vote for each share they own for each of six (6) directors of their choice. All proxies returned to the Funds, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to elect each director.

                              DIRECTOR COMPENSATION

Each director, if any, who is not an "interested director" as defined in the Investment Company Act of 1940 is paid $500 annually for each fund he/she oversees. Additionally, the Chairman of the Board is paid $125 annually per Fund. The Directors periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. Neither the interested Director nor any officer of the Funds receives any compensation from the Funds.

                           STOCK OWNERSHIP BY NOMINEE

The following table provides, with respect to each nominee, information about the dollar range of all shares of each Fund that he/she owned beneficially as of August 31, 2008:

-----------------------------------------------------------------------------------------------
                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
-----------------------------------------------------------------------------------------------
                                                                             Aggregate
                                                                            Dollar Range
                                                                              of Equity
                                                                             Securities in
                                                                               the Funds
                                                                              Overseen or
Name of                                MH Elite          MH Elite            to be Overseen
Director or           MH Elite         Small Cap          Select             by Director or
Nominee            Fund of Funds     Fund of Funds      Fund of Funds           Nominee
-----------------------------------------------------------------------------------------------
Jeff Holcombe      Over $100,000     Over $100,000     $10,000 - 50,000       Over $100,000
-----------------------------------------------------------------------------------------------
Vincent Farinaro   Over $100,000    $10,000 - 50,000   $10,000 - 50,000       Over $100,000
-----------------------------------------------------------------------------------------------
Vincent Rettino       None                None                None                None
-----------------------------------------------------------------------------------------------
Howard Samms          None          $50,000 - 100,000         None          $50,000 - 100,000
-----------------------------------------------------------------------------------------------
Jerome Stern       Over $100,000    $50,000 - 100,000    $10,000 - 50,000     Over $100,000
-----------------------------------------------------------------------------------------------
Tice Walker        Over $100,000    $50,000 - 100,000    $10,000 - 50,000     Over $100,000
-----------------------------------------------------------------------------------------------

As a group, the Directors owned shares of the Funds valued at over $ 1,259,704 as of August 29, 2008. The Directors and officers of each Fund own approximately 11.0%, 11.1%, and 4.5% of the outstanding shares of the Elite Fund, Elite Small Cap Fund and Elite Select Portfolio Fund, respectively.

               ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

The Corporation's Board of Directors generally meets at least three times annually. In 2008, to date, the Corporation's Board of Directors has officially convened two meetings. No director missed more than one meeting

    PROCESS FOR SHAREHOLDERS TO COMMUNICATE DIRECTLY WITH A SPECIFIC DIRECTOR

Any shareholder of the Corporation may communicate directly with any member of the Board by sending via first class mail a letter to that Director's attention at the following address:

                               [Director's name]
                                  c/o MH Elite
                               220 Russell Avenue
                            Rahway, New Jersey 07065

                          PRINCIPAL EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
NAME                       AGE             EXECUTIVE OFFICE & TENURE
--------------------------------------------------------------------------------
Harvey Merson              57              President since 1998 (inception)
                                           Secretary
--------------------------------------------------------------------------------
Jeff Holcombe              52              Vice-President since 1998 (inception)
                                           Treasurer
--------------------------------------------------------------------------------

Officers of the Funds receive no compensation directly from the Funds for their services.

                                DIRECTOR MEETINGS

The Directors meet three times a year to review the operations of each Fund. The entire Board acts as the Funds' Audit Committee. The Board is devoted to reviewing each Fund's compliance procedures and practices, overseeing its accounting and financial reporting policies and practices and overseeing the quality and objectivity of its financial statements and the independent audit thereof. The Directors also meet with employee(s) of MH Elite to review recent performance and the current investment climate for selected Funds. These meetings ensure that each Fund's performance is reviewed in detail. During 2007, the average Director participated in approximately three board meetings. There are no standing committees of the Board.

Your Fund does not have a policy with respect to Director attendance at shareholder meetings. The Funds are required to hold annual meetings.

                            DIRECTOR RESPONSIBILITIES

The Investment Company Act of 1940 (the "1940 Act") and the rules and regulations promulgated there under require that your Fund have a minimum proportion of directors who are Non-Interested Directors. The Non-Interested Directors must vote separately to approve all financial arrangements and other agreements with your Fund's investment manager and other affiliated parties. The role of Non-Interested Directors has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a Fund. Four of the six nominees for election as Directors would be Non-Interested Directors.

Among other ways, the Directors seek to represent shareholder interests:

     o by carefully reviewing your Fund's investment performance on an individual basis with your Fund's investment team;

     o by carefully reviewing the quality of the various other services provided to the Funds and their shareholders by MH Elite and its affiliates;

     o by discussing with senior management steps being taken to address any performance deficiencies;

     o by conducting an in-depth review of the fees paid by each Fund and by negotiating with MH Elite to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing MH Elite sufficient resources to continue to provide high quality services in the future;

     o by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each Fund;

     o by monitoring potential conflicts between the Funds and MH Elite and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders.

                             LIMITATION OF LIABILITY

Under the Corporation's By-Laws, the Directors and Officers are entitled to be indemnified by the Corporation to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Director or Officer of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTING THE CORPORATION'S NOMINEES TO SERVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF THE FIRM SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co. to audit and certify financial statements of the Funds for the year 2008. In connection with the audit function, Sanville & Co. would review the Funds' Annual Report to Shareholders and the Funds' filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Funds at the Funds' offices.

                                   AUDIT FEES

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2007 was $6,100. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2007 was $6,100. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Select Portfolio of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2007 was $6,000. If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for the three Funds is projected to be $18,200. The Funds have not retained Sanville & Co. for tax services.

                                 ALL OTHER FEES

Sanville & Co. did not bill the Funds for any other services, other than those described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

                FURTHER INFORMATION ABOUT VOTING AND THE MEETING

A majority of the shares entitled to vote constitute a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in this proxy statement). A clerk appointed by the Directors will determine whether a quorum has been reached. Approval of Proposals No. 1 and No. 2 requires the affirmative vote of a majority of the shares of the entire Corporation voted in person or by proxy at the meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Directors as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote "against" the proposal.

                              REVOCATION OF PROXIES

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the clerk appointed by the Directors, (ii) by properly executing a later-dated proxy, or (iii) by attending the meeting and voting in person.

                                   ADJOURNMENT

If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The investment advisor, MH Investment Management, Incorporated, pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                 MH ELITE FUND OF FUNDS

---------------------------------------------------------------------------------------
   TITLE OF            NAME AND ADDRESS        AMOUNT AND NATURE        PERCENT OF
CLASS/PORTFOLIO(1)   OF BENEFICIAL OWNER      OF BENEFICIAL OWNER    CLASS/PORTFOLIO(1)
---------------------------------------------------------------------------------------
MH Elite Fund        Raymond and              See Notes 1 and 2          5.2%(2)
of Funds             Grace Choy               immediately below
                     20 Baltic Court          this table
                     Edison, NJ 08820
---------------------------------------------------------------------------------------
MH Elite Fund        [Collectively, the       See Notes 1 and 3         11.0%(3)
of Funds             officers and directors   immediately below
                     of the Corporation]      this table
                     c/o MH Elite
                     220 Russell Avenue.
                     Rahway, New Jersey
                     07065
---------------------------------------------------------------------------------------

     1    The Corporation has no classes of stock other than its Common Stock.

     2 This shareholder's investment in the MH Elite Fund of Funds approximates 5.2% of the total assets of that Fund. This shareholder's aggregate investment in the Funds approximates 3.9% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equal 3.7% of the outstanding shares.

     3 This group's aggregate investment in the MH Elite Fund of Funds approximates 11.0% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 9.2% of the total assets of the Funds. The group's aggregate shares in the Corporation equals 9.1% of the outstanding shares.


                         MH ELITE SMALL CAP FUND OF FUNDS

--------------------------------------------------------------------------------------
  TITLE OF            NAME AND ADDRESS         AMOUNT AND NATURE       PERCENT OF
CLASS/PORTFOLIO(1)   OF BENEFICIAL OWNER      OF BENEFICIAL OWNER   CLASS/PORTFOLIO(1)
--------------------------------------------------------------------------------------
MH Elite Small       Raymond and              [See Notes 1 and 2        5.7%(2)
Cap Fund             Grace Choy               immediately below
of Funds             20 Baltic Court          this table]
                     Edison, NJ 08820
--------------------------------------------------------------------------------------
MH Elite Small       [Collectively, the       [See Notes 1 and 3       11.1%(3)
Cap Fund             officers and directors   immediately below
of Funds             of the Corporation]      this table]
                     c/o MH Elite
                     220 Russell Avenue.
                     Rahway, New Jersey
                     07065
--------------------------------------------------------------------------------------

     1    The Corporation has no classes of stock other than its Common Stock.

     2 This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 5.7% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 3.9% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 3.7% of the outstanding shares.

     3    This group's aggregate investment in the MH Elite Small Cap Fund of
          Funds approximates 11.1% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates
          9.2% of the total of the Funds. The group's aggregate shares in the Corporation equals assets 9.1% of the outstanding shares.


                       MH ELITE SELECT PORTFOLIO OF FUNDS

--------------------------------------------------------------------------------------
  TITLE OF            NAME AND ADDRESS         AMOUNT AND NATURE       PERCENT OF
CLASS/PORTFOLIO(1)   OF BENEFICIAL OWNER      OF BENEFICIAL OWNER   CLASS/PORTFOLIO(1)
--------------------------------------------------------------------------------------
MH Elite Select        Janet M. Arrington       [See Notes 1 and 2        12.5%(2)
Portfolio              177 Jefferson Road       immediately below
of Funds               Princeton, NJ 08540      this table]
--------------------------------------------------------------------------------------
MH Elite Select        Richard Bannister        [See Notes 1 and 3         9.0%(3)
Portfolio              73 Hollynoll Drive       immediately below
of Funds               Trenton, NJ 08619        this table]
--------------------------------------------------------------------------------------
MH Elite Select        [Collectively, the       [See Notes 1 and 4         4.5%(4)
Portfolio              officers and directors   immediately below
of Funds               of the Corporation]      this table]
                       c/o MH Elite
                       220 Russell Avenue
                       Rahway, New Jersey
                       07065
--------------------------------------------------------------------------------------

     1    The Corporation has no classes of stock other than its Common Stock.

     2    This shareholder's investment in the MH Elite Select Portfolio of
          Funds approximates 12.5% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 3.4% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 3.8% of the outstanding shares.

     3    This shareholder's investment in the MH Elite Select Portfolio of
          Funds approximates 9.0% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 3.6% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 3.7% of the outstanding shares.

     4 This group's aggregate investment in the MH Elite Select Portfolio of Funds approximates 4.5% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 9.2% of the total assets of the Funds. The group's aggregate shares in the equals 9.1% of the Corporation outstanding shares.

                              SHAREHOLDER PROPOSALS

The Funds tentatively expect to hold their next annual meeting of shareholders in October 2009. Shareholder proposals may be presented at that meeting provided that they are received by the Funds not later than January 6, 2009, in accordance with Rule 14a-8 issued under the Securities Exchange Act of 1934, which sets forth certain requirements.

                               INVESTMENT ADVISER

MH Investment Management, Inc. (the "ADVISER") furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds. Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds. The Adviser is located at 220 Russell Avenue, Rahway, NJ 07065.

                               SHAREHOLDER REPORTS

Copies of the 2007 Annual Report and 2008 Semi-Annual Report have previously been sent to shareholders. Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969 or by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065. No part of the 2007 Annual Report or 2008 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors, to the extent permitted by law.

By order of the Board of Directors:
/s/ Harvey Merson
-----------------
Harvey Merson
Secretary

Rahway, New Jersey
September 7, 2008

                                  LOGO OMITTED

                        MH ELITE PORTFOLIO OF FUNDS, INC.

                             MH ELITE FUND OF FUNDS
                        MH ELITE SMALL CAP FUND OF FUNDS
                       MH ELITE SELECT PORTFOLIO OF FUNDS

                           220 RUSSELL AVENUE RAHWAY,
                             NJ 07065 1-800-318-7969
                                 www.mhelite.com